UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20707 (Commission File Number)	63-1098468 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 26, 2006, the Board of Trustees of Colonial Properties Trust (the “Company”), the general partner of Colonial Realty Limited Partnership (“CRLP”), authorized the redemption by the Company of all of the approximately 2,000,000 outstanding shares of the Company’s 9.25% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (the “Series C Shares”). The redemption of the Series C Shares is expected to be made pursuant to the terms of the Series C Shares and the Articles Supplementary of 9.25% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest of Colonial Properties Trust. Following formal notice of redemption, the Company is expected to redeem the Series C Shares on or about June 30, 2006 (the “Call Date”) for cash at a redemption price of (i) $25.00 per Series C Share, plus (ii) all accrued and unpaid dividends, if any, thereon ending on or prior to the Call Date, without interest.
     Certain statements in this current report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause CRLP’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which CRLP has made investments; changes in operating costs; legislative or regulatory decisions; the Company’s ability to continue to maintain its status as a REIT for federal income tax purposes; CRLP’s ability to maintain its status as a partnership for federal income tax purposes; the effect of any rating agency action; the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
     Except as otherwise required by the federal securities laws, CRLP assumes no responsibility to update the information in this current report on Form 8-K.
     CRLP refers you to the documents filed by CRLP from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in CRLP’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect CRLP’s results.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP By: Colonial Properties Trust, its general partner
Date: May 2, 2006	By:	/s/ John E. Tomlinson
John E. Tomlinson
Executive Vice President and Chief Accounting Officer